Exhibit 10.9
                                  RENT-A-WRECK
                               FRANCHISE AGREEMENT



THIS AGREEMENT is made and entered into this ____ day of ____________, 20__ by and between BUNDY AMERICAN CORPORATION, a Maryland corporation, with its principal office at 10324 South Dolfield Road, Owings Mills, Maryland 21117 ("Company") and __________________________________________________________
____________________________________________________________________________
whose principal address is
____________________________________________________________________________
__________________________________________________ ("FRANCHISEE").

1.   THE FRANCHISE.

     A.   PREAMBLES.

     COMPANY has developed a system for the operation of a vehicle rental and leasing business under the name "RENT-A-WRECK". COMPANY uses and licenses the trade and service mark "RENT-A-WRECK" and related logo, and other marks which COMPANY has developed and may develop in the future (the "Marks"). FRANCHISEE has applied for a franchise to own and operate a RENT-A-WRECK business and such application has been approved by COMPANY in reliance upon all of the representations made therein.

     COMPANY expressly disclaims the making of, and FRANCHISEE acknowledges that he has not received or relied upon, any warranty or guaranty, express or implied, as to the revenues, profits or success of the business venture contemplated by this Agreement. FRANCHISEE acknowledges that he has read this Agreement and COMPANY's Franchise Offering Circular and that he has no knowledge of any representations by COMPANY, or its officers, directors, shareholders, employees or agents that are contrary to the statements made in COMPANY's Franchise Offering Circular or to the terms herein.

     B.   GRANT.

     Subject to the provisions of this Agreement, COMPANY hereby grants to FRANCHISEE a franchise (the "Franchise") to operate a RENT-A-WRECK business (the "BUSINESS") offering vehicles for rental and utilizing COMPANY's formats, methods, standards, operating procedures and the Marks at (and only at) the premises (the "Premises") identified in Section 1 of Exhibit A, which is attached hereto and made a part hereof by this reference, for a term of ten (10) years commencing on the date of execution hereof. Termination or expiration of this Agreement constitutes termination or expiration of the Franchise. Provided that FRANCHISEE is in compliance with this Agreement, COMPANY shall not operate or grant a franchise for the operation of another RENT-A-WRECK Business within FRANCHISEE's primary service area (the "Primary Service Area"), as described in
Section 2 of Exhibit A. However, COMPANY has the right to operate, or license others to operate, vehicle sales, rental or leasing businesses within FRANCHISEE's Primary Service Area under other trade names, trademarks or service marks. COMPANY has the right to operate, or license others to operate, RENT-A-WRECK businesses anywhere outside the Primary Service Area regardless of proximity to the boundaries of the Primary Service Area.

     FRANCHISEE may not regularly deliver vehicles to, transport customers to or pick-up customers at locations within the primary service area of another RENT-A-WRECK business during the term of this Agreement. FRANCHISEE acknowledges that COMPANY may enter into national account contracts and, subject to
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FRANCHISEE's qualification for participation in such accounts, FRANCHISSE will be offered the opportunity to service such accounts. If FRANCHISEE is not qualified to participate, COMPANY shall have the right to use other sources to service such accounts, wherever located.

     c.   RENEWAL.

     FRANCHISEE shall have the right to obtain a renewal franchise ("Renewal Franchise"), and successive renewal franchises thereafter, each for a term of five (5) years, at FRANCHISEE's sole option, if FRANCHISEE is in complete compliance with the terms and conditions of the Franchise Agreement, notifies COMPANY in writing of his desire to obtain a Renewal Franchise no later than ninety (90) days but no earlier than one hundred eighty (180) days prior to the expiration of this Agreement, releases COMPANY of any and all possible claims related to this Agreement and/or FRANCHISEE's relationship with COMPANY, terminates this Agreement and executes COMPANY's then-current form of franchise agreement containing the then-current terms, conditions, fees and contributions for the operation of the BUSINESS modified to reflect that FRANCHISEE is receiving a Renewal Franchise and such ancillary agreements as are then customarily used by COMPANY in granting renewal franchises.

2.   DEVELOPMENT AND OPENING OF THE BUSINESS.

     A.   LOCATION OF THE BUSINESS PREMISES.

     FRANCHISEE may operate the BUSINESS only at the Premises or at a substitute location and premises hereafter approved by COMPANY in writing. The Premises, or substitute location hereafter approved by COMPANY, must be located entirely within the Primary Service Area. On or before the execution of this Agreement, FRANCHISEE shall provide at COMPANY's request: (1) evidence of FRANCHISEE's ownership of premises for the BUSINESS; or (2) a copy of a lease for the premises of the BUSINESS on terms satisfactory to COMPANY and which shall be executed prior to the opening of the BUSINESS.

     B.   DEVELOPMENT AND OPENING OF THE BUSINESS.

     FRANCHISEE agrees to develop the BUSINESS and have the BUSINESS open and operating within ninety (90) days of the date of this Agreement.

     C.   SIGNS, EQUIPMENT AND FORMS.

     FRANCHISEE must prominently display on or near the Premises, a sign that COMPANY has approved as meeting its specifications and standards for design and appearance. FRANCHISEE also agrees to acquire: (1) a fax machine capable of receiving transmissions 24 hours a day; and (2) at such time as FRANCHISEE has a fleet of ten (10) or more Rental Vehicles, a computer system meeting COMPANY's specifications and standards. FRANCHISEE shall use only Rental Agreements purchased from COMPANY, or use Rental Agreement forms generated by FRANCHISEE's computer in a format, and containing only language, approved in a prior writing by COMPANY. As used in this Agreement, the phrase "Rental Agreement" means a sequentially-numbered retail contract form used for the renting of vehicles that is printed by COMPANY, or that is approved in a prior writing by COMPANY for printing by the FRANCHISEE's computer using computer software applications approved by COMPANY.

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3.   FLEET REQUIREMENTS.

     A.   DEFINITION OF "RENTAL VEHICLE".

     As used in this Agreement, the term "Rental Vehicle" shall mean any vehicle directly or indirectly owned, used or kept for rental by FRANCHISEE in the Primary Service Area, whether or not used in the BUSINESS. Rental Vehicle includes but is not limited to vehicles rented, leased or sold on a rent to own basis.

     B.   DEFINITION OF "AGREEMENT YEAR".

     As used in this Agreement, the tern "Agreement Year" shall mean a one-year period of time commencing on an anniversary date of the execution of this Agreement and ending on the day before the next anniversary date. The first Agreement Year commences on the date of execution hereof.

     C.   THE FLEET.

     FRANCHISEE agrees to have the minimum number of Rental Vehicles available for lease or rental in the Rental Vehicle fleet of the BUSINESS (the "Fleet") as specified in Section 3 of Exhibit A.

     D.   COMPANY VEHICLES.

     COMPANY may place Rental Vehicles at the BUSINESS and FRANCHISEE must make such vehicles available to customers. COMPANY will pay the costs of maintenance and insurance on such vehicles. COMPANY will pay FRANCHISEE a commission on all rentals of these vehicles. Such vehicles will not be subject to Monthly Fees (defined below) or advertising contributions.

4.   FEES.

     A.   INITIAL FRANCHISE FEE.

     FRANCHISEE agrees to pay to COMPANY a nonrecurring initial franchise fee in the amount specified in Section 4 of Exhibit A which shall be payable to COMPANY upon the execution of this Agreement. The initial franchise fee shall be fully earned by COMPANY and non-refundable.

     B.   CONTINUING FRANCHISE FEE.

          1. Monthly Fee. FRANCHISEE agrees to pay to COMPANY a monthly continuing franchise fee (the "Monthly Fee") in the amount of thirty dollars ($30.00) for each Rental Vehicle in the Fleet. The Monthly Fee must be received by COMPANY on or before the tenth (10th) day of each month for the total number of Rental Vehicles insured in the Fleet on the last day of the preceding calendar month. In order to verify the number of Rental Vehicles in FRANCHISEE's Fleet each month, FRANCHISEE will submit to COMPANY (along with the Monthly Fee) a copy of each of FRANCHISEE's monthly insurance statements for the preceding month showing the number of Rental Vehicles. The amount of Monthly fees paid by FRANCHISEE shall be subject to the minimum fee schedule provided in Section 4B(2) of this Agreement.

          2. Minimum Fee. The minimum annual total of Monthly Fees paid by FRANCHISEE (the "Minimum Fee") shall be as specified in Section 5 of Exhibit A. If in any Agreement Year, the total Monthly Fees paid by FRANCHISEE in such Agreement Year are less than the Minimum Fee for such Agreement Year provided herein, FRANCHISEE agrees to pay to COMPANY an amount equal to the difference between the Monthly Fees paid and the Minimum Fee for such Agreement Year. Such

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amount shall be paid by FRANCHISEE to COMPANY within thirty (30) days after the last day of such Agreement Year.

          3. Monthly Fee and Minimum Fee Increases. COMPANY shall have the right to increase the Monthly Fee once per Agreement Year. The amount of such increase shall not exceed ten percent (10%) of the Monthly Fee charged as of the date of such increase. Additionally, the maximum Monthly Fee COMPANY will charge during the initial term of the Agreement is Forty-Five Dollars ($45) per Rental Vehicle per month. COMPANY shall have the right to increase the Minimum Fee once per Agreement year. The increase in Minimum Fee shall not exceed ten percent (10%) of the Minimum Fee specified in the Minimum Fee schedule in Exhibit A for that Agreement Year. For each subsequent Agreement Year, the increase in the Minimum Fee shall not exceed ten percent (10%) of the Minimum Fee for the preceding Agreement Year.

     C.   LATE PAYMENT FEES AND INTEREST ON LATE PAYMENTS.

     Monthly Fees owed by FRANCHISEE may be assessed a late payment fee on the first business day after their due date, which late payment shall be immediately due and payable and equal to five percent (5%) of the amount owed. Additionally, all amounts owed COMPANY shall bear interest after their due date accruing at the highest applicable rate for open account business credit, not to exceed two percent (2%) per month. FRANCHISEE acknowledges that this Section 4C shall not constitute COMPANY'S agreement to accept such payments after same are due or a commitment by COMPANY to extend credit to the BUSINESS and that FRANCHISEE's failure to pay all amounts when due shall constitute grounds for termination of the Agreement.

     D.   APPLICATION OF PAYMENTS.

     Notwithstanding any designation by FRANCHISEE, COMPANY shall have sole discretion to apply any payments received from FRANCHISEE or any indebtedness of COMPANY to FRANCHISEE, to any past due indebtedness of FRANCHISEE for Monthly Fees, contributions to the Funds (as defined below in Section 7A), purchases from COMPANY or its Affiliates, late payment fees, interest, or any other indebtedness of FRANCHISEE to COMPANY or its Affiliates.

5.   TRAINING AND GUIDANCE.

     A.   TRAINING.

     COMPANY shall furnish to FRANCHISEE a training program for the operation of the BUSINESS as designated by COMPANY prior to the opening of the BUSINESS. The training program shall be furnished at COMPANY's principal office and/or at such other location designated by COMPANY. FRANCHISEE may attend additional initial training at a location designated by COMPANY which is within driving distance of the Premises of the BUSINESS. FRANCHISEE shall be responsible for any travel and living expenses which he or his employees incur in connection with such training. FRANCHISEE and FRANCHISEE's general manager (the person(s) identified in Section 6D) shall be required to complete the training program to the satisfaction of COMPANY.

     B.   HIRING AND TRAINING OF EMPLOYEES BY FRANCHISEE.

     FRANCHISEE shall hire all employees of the BUSINESS, be exclusively responsible for the terms of their employment and compensation and for the proper training of such employees in the operation of the BUSINESS, provided

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that supervisory employees hired by FRANCHISEE after the opening of the BUSINESS may, subject to reasonable limitations prescribed by COMPANY and at FRANCHISEE's expense for travel and living costs, enroll in training programs conducted by COMPANY.

     C.   GUIDANCE.

     COMPANY shall furnish to FRANCHISEE guidance in connection with the operation of the BUSINESS. Such guidance shall be furnished in the form of COMPANY's operating manual (the "Operating Manual"), bulletins, other written materials, group meetings and consultations by telephone and/or consultants at the offices of COMPANY or at the BUSINESS.

6.   BUSINESS IMAGE AND OPERATING STANDARDS.

     A.   BUSINESS IMAGE, OPERATING STANDARDS AND COMPANY PROGRAMS.

     FRANCHISEE agrees to maintain the appearance of the BUSINESS consistent with the image of a BUSINESS as a clean, attractive and efficiently operated business for the rental and lease of vehicles. FRANCHISEE further agrees to conspicuously identify himself at the Premises and in all dealings with customers, suppliers, public officials and others as the owner of the BUSINESS under a franchise from COMPANY. FRANCHISEE agrees not to use this Agreement or the Franchise as collateral to secure any personal or corporate obligation. FRANCHISEE, if requested by COMPANY, agrees to acquire, at FRANCHISEE's sole expense, computer hardware and software programs meeting COMPANY's specifications to assist in the operation of the BUSINESS.

     B.   UNIFORM IMAGE AND SPECIFICATIONS, STANDARDS AND PROCEDURES.

     The presentation of a uniform image to the public is an essential element of a successful franchise system and FRANCHISEE agrees to operate the BUSINESS in accordance with the specifications, standards and procedures prescribed by COMPANY, including without limitation: (1)mechanical condition, running order, safety, repair, age and appearance of Rental Vehicles; (2)the safety, maintenance and appearance of the Premises; (3)appearance and training of employees; (4)use of standard rental and leasing agreements and forms;
(5)minimum standards with respect to customers and hours of operation of the BUSINESS; (6)compliance with and participation in COMPANY's programs;
(7)compliance with all reasonable insurance policy requirements of COMPANY;
(8)establishment of minimum daily business hours for the BUSINESS; (9)proper display of the Marks; (10)quality business and advertising practices and controls: and (11)obtain an automobile dealer's license, where possible.

     Mandatory specifications, standards and operating procedures prescribed from time to time by COMPANY in the Operating Manual for the BUSINESSES or communicated to FRANCHISEE in writing, shall constitute provisions of this Agreement as if set forth herein. All references herein to the Agreement shall include all such mandatory specifications, standards and operating procedures.

     COMPANY will loan to FRANCHISEE during the term of the Franchise one copy of the Operating Manual. COMPANY shall have the right to add to and otherwise modify the Operating Manual from time to time to reflect changes in the specifications, standards of operating procedures for a RENT-A-WRECK business. FRANCHISEE shall keep his copy of the Operating Manual current. The master copy

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of the Operating Manual shall be maintained by COMPANY at its principal office and shall be controlling in the event of a dispute.

     C.   COMPLIANCE WITH LAWS AND GOOD BUSINESS PRACTICES.

     FRANCHISEE shall secure and maintain in force all required licenses, permits and certificates relating to the operation of the BUSINESS and shall operate the BUSINESS in full compliance with all applicable laws, ordinances and regulations. The BUSINESS shall in all dealings with its customers, suppliers, COMPANY and the public adhere to the highest standards of honesty, integrity, fair dealing and ethical conduct. FRANCHISEE agrees to refrain from any business or advertising practice which may be injurious to COMPANY and the goodwill associated with the Marks and other RENT-A-WRECK businesses. FRANCHISEE shall notify COMPANY in writing within five (5) days of the commencement of any action, suit or proceeding which may adversely affect the operation or financial condition of FRANCHISEE or the BUSINESS.

     D.   MANAGEMENT OF THE BUSINESS.

     The BUSINESS shall, at all times during the term of this Agreement, be under the direct, on-premises supervision of a trained and competent general manager who has completed COMPANY's training program or equivalent training to COMPANY's satisfaction, and who is employed on a full-time basis to work for and at the BUSINESS. The person(s) specified in Section 6 of Exhibit A will initially exercise the functions of general manager with respect to all elements of the BUSINESS. FRANCHISEE shall keep COMPANY informed at all times of the identity of the general manager of the BUSINESS.

     E.   INSURANCE.

     FRANCHISEE shall maintain reasonable coverage for the rental or lease of any vehicle owned, rented or leased by FRANCHISEE or the BUSINESS and any other vehicle which is rented, leased, or sold on a rent-to-own basis, or is available for rental, lease or sale to customers of FRANCHISEE. Such insurance shall provide coverage against bodily and personal injury, death and property damage caused by or occurring in conjunction with the rental or lease of vehicles, the operation of the BUSINESS or otherwise in conjunction with the conduct of business by FRANCHISEE pursuant to the Franchise with such minimum limits as COMPANY specifies in writing from time to time. Such insurance shall not be a claims-made policy, but must be written on an occurrence form. Such insurance coverage shall be maintained under one or more policies of insurance issued by carriers rated "A" or better by Alfred M. Best & Company, Inc., unless otherwise approved by writing by Company. COMPANY may designate one or more suppliers of rental vehicle liability insurance, and the designated supplier may be COMPANY or an affiliate, and FRANCHISEE must purchase such coverage from the designated supplier. All liability insurance policies required hereunder shall name COMPANY (and its officers, directors and employees) as an additional insured, contain a waiver by the insurance carrier of all subrogation rights against COMPANY and shall provide that COMPANY receive thirty (30) days prior written notice of termination, expiration or cancellation or modification of any such policy. FRANCHISEE shall furnish to COMPANY annually a copy of the certificate of or other evidence of the renewal or extension of each such insurance policy. COMPANY may reasonably increase the minimum protection requirement as of the renewal date of any policy, and reasonably require different or additional kinds of insurance at any time, including excess liability (umbrella) insurance, which COMPANY deems, in COMPANY's sole discretion, to be necessary or advantageous to FRANCHISEE or COMPANY's system of franchises. FRANCHISEE shall at all times during the term of the Franchise maintain in force at his sole expense comprehensive general liability insurance coverage (including, but not limited to, coverage for personal injury, property damage and product and motor vehicle liability) against claims arising from the operation of the Business.

     FRANCHISEE appoints COMPANY its attorney-in-fact to direct any and all of FRANCHISEE's insurers to provide COMPANY, upon COMPANY'S request, with information showing the number of vehicles FRANCHISEE has insured at any time.

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     F.   COMPANY PROGRAMS.

     FRANCHISEE shall subscribe to, participate in and comply with any of the programs, promotions, campaigns or activities which COMPANY enters into, engages in or reasonably prescribes (e.g., credit card programs, telephone service programs or advertising programs). FRANCHISEE shall supervise and service such programs, promotions and activities pursuant to the terms thereof. FRANCHISEE shall contribute to the expenses thereof, if any, on the same pro rate basis as other franchisees. FRANCHISEE shall encourage and solicit vehicle rental customers to patronize other RENT-A-WRECK business, and will exclusively refer, commission free, all vehicle reservations to other franchisees or COMPANY rental locations, when there is such a franchisee or COMPANY rental location in the area concerned. FRANCHISEE also shall provide a 24-hour emergency road service. If COMPANY offers a national program, FRANCHISEE may be required to participate in such program. FRANCHISEE shall provide COMPANY with information about FRANCHISEE's emergency service providers and shall keep such information current so that COMPANY can make arrangements when and if necessary. FRANCHISEE is authorized to expend up to seventy dollars ($70) on behalf of another franchisee without his authorization. Any amount in excess of seventy dollars ($70) shall require the oral authorization from the other franchisee. FRANCHISEE agrees to bill the franchisee from whom such car was rented, only for the actual out-of-pocket cost of such servicing, and to promptly pay other franchisees who assist one of its customers.

     G.   CUSTOMER COMPLAINTS.

     FRANCHISEE shall make every attempt to resolve disputes with its customers in a fair and even-handed manner. Customer complaints originating with COMPANY shall be referred first to FRANCHISEE for resolution. COMPANY has the right to intervene in disputes that cannot be resolved by FRANCHISEE, and to resolve such disputes on terms it deems fair and reasonable in its sole discretion. Such resolutions may result in payments to customers, for which FRANCHISEE shall be solely responsible. COMPANY has the right to make such payments to customers on FRANCHISEE's behalf, in which cases, FRANCHISEE shall pay said amounts to COMPANY on demand.

7.   ADVERTISING AND PROMOTION.

     A.   BY COMPANY.

     Recognizing the value of uniform advertising and promotion to the goodwill and public image of RENT-A-WRECK businesses of COMPANY, COMPANY agrees to maintain and administer an advertising fund (the "National Fund") for the preparation of advertising materials and such advertising programs as COMPANY may deem necessary or appropriate. FRANCHISEE shall contribute to the National Fund seven dollars ($7) for each Rental Vehicle in the Fleet. Such contribution is due and payable by the tenth (10th) day of each month on the total number of Rental Vehicles in the Fleet on the last day of the preceding calendar month. In order to verify the number of Rental Vehicles in the Fleet each month, FRANCHISEE will submit to COMPANY (along with the advertising contribution) a copy of FRANCHISEE's monthly insurance statements for the preceding month showing the number of Rental Vehicles. Additionally, FRANCHISEE agrees to contribute, as specified from time to time by COMPANY, to a regional advertising fund (the "Regional Fund"); provided, however, that such contribution may not exceed FRANCHISEE's payment to the National Fund. If FRANCHISEE's advertising contributions are not current, then FRANCHISEE may be excluded from participating in any program paid for by the National Fund.

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     FRANCHISEE agrees that the National and Regional Funds (the "Funds") may be used to meet any and all costs of maintaining , administering, directing and preparing national, regional or local advertising, sales promotion and public relations activities, including, without limitation, the costs of preparing and conducting television, radio, magazine, billboard, newspaper and other media programs and activities, and employing advertising agencies. COMPANY may spend in any fiscal year an amount greater or less than the aggregate contributions of RENT-A-WRECK businesses to the Funds in that year and COMPANY may make loans to the Funds bearing reasonable interest to cover any deficits of the Funds and cause the Funds to invest any surplus for future use by the Funds. FRANCHISEE shall have no right, claim or interest of any kind in or to any of the contributions paid by the FRANCHISEE, or any other entity, or to any allocation of or use of the National Fund or Regional Fund, The Funds shall be accounted for separately from the other funds of COMPANY and shall not be used to defray any of COMPANY's general operating expenses not associated with or attributable to the activities of the Funds. A report of the operations of the Funs shall be prepared annually by COMPANY and shall be made available to FRANCHISEE upon request.

     Franchisee's contribution to either or both the Funds may be increased if:
(i)the majority of the duly elected or appointed members of COMPANY's Franchisee Advisory Council (the "Advisory Council" recommends an increase; and
(ii)COMPANY, in its sole discretion, approves the Advisory Council's recommendation; provided, however, that such increase shall only occur once during any Agreement Year; and, provided further that the amount of such increase will not exceed ten percent (10%) of the contribution charged as of the date of such increase. If COMPANY's Franchise Advisory Council has been disbanded or terminated, COMPANY may in its sole discretion increase Franchisee's contributions to the Funds, subject to the above restrictions, provided that COMPANY increases the contributions of all other franchisees in cases where COMPANY has the contractual right to do so. FRANCHISEE understands and acknowledges that the Funds are intended to maximize general public recognition and patronage of the Marks and the entire system for the benefit of all RENT-A-WRECK businesses and that COMPANY undertakes no obligation in administering the Funds to ensure that expenditures which are proportionate or equivalent to FRANCHISEE's contributions are made for the market area of the BUSINESS or that any RENT-A-WRECK businesses benefit directly or pro-rata from the placement of advertising. Except as expressly provided in this Section, COMPANY assumes no direct or indirect liability or obligation to FRANCHISEE with respect to the maintenance, direction or administration of the Funds. FRANCHISEE acknowledges and agrees that COMPANY has no fiduciary obligation to FRANCHISEE or any other RENT-A-WRECK business in connection with the collection, control or administration of monies paid to the Fund.

     B.   BY FRANCHISEE.

     FRANCHISEE agrees to list and advertise the BUSINESS in conformance with the requirements specified in COMPANY's Operating Manual. FRANCHISEE shall not advertise in any telephone directory or other medium that is circulated wholly outside the Primary Service Area. If FRANCHISEE advertises in a telephone directory in which advertisements by another or other Rent-A-Wreck franchisee(s) appear, all franchisees who advertise in that directory shall share a single display advertisement. If the franchisees cannot agree on the size or content or cost-sharing of the joint advertisement, COMPANY shall, in its sole discretion,

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determine the size, content, cost sharing arrangements and all other aspects of the joint advertisement; and that decision shall be binding on FRANCHISEE. Additionally, FRANCHISEE shall maintain at least two (2) telephone numbers, one of which shall be a local number and the other a toll free number. The numbers shall be listed and identified exclusively with the BUSINESS and shall be separate and distinct from all other telephone numbers maintained for or by the FRANCHISEE. FRANCHISEE shall register all of its telephone numbers used in connection with the BUSINESS with COMPANY within five (5) days of first use, to provide updates if any changes to such numbers occur and execute COMPANY's form of Assignment of Telephone Numbers and Listings which is attached to this Agreement as Exhibit B.

8.   MARKS.

     A.   OWNERSHIP AND GOODWILL OF MARKS.

     FRANCHISEE acknowledges that COMPANY is the owner of the Marks licensed to FRANCHISEE by this Agreement, that FRANCHISEE's right to use the Marks is derived solely from this Agreement and is limited to the conduct of business by FRANCHISEE pursuant to and in compliance with this Agreement and all applicable specifications, standards and operating procedures prescribed by COMPANY from time to time during the term of the FRANCHISEE. Any unauthorized use of the Marks by FRANCHISEE shall constitute an infringement of the rights of COMPANY in and to the Marks. FRANCHISEE agrees that all usage of the Marks by the FRANCHISEE and any goodwill established thereby shall inure to the exclusive benefit of COMPANY and FRANCHISEE acknowledges that this Agreement does not confer any goodwill or other interests in the Marks upon FRANCHISEE.

     B.   LIMITATIONS ON FRANCHISEE'S USE OF MARKS.

     FRANCHISEE agrees to use the Marks as the sole identification of the BUSINESS, provided that FRANCHISEE shall identify himself as the independent owner thereof in the manner prescribed by COMPANY. FRANCHISEE shall not use any Mark or any corporate or business name of COMPANY, (i)as part of any corporate or trade name, (ii)with any prefix, suffix or other modifying words, terms, designs or symbols (other than logos licensed to FRANCHISEE hereunder), (iii)in any modified form, (iv)as part of any domain name, website, home page, electronic address, or other interactive site maintained on the internet, the world wide web, or any other similar proprietary or common carrier electronic delivery system, or (v)in any manner not expressly authorized in writing by COMPANY. FRANCHISEE agrees to prominently display the Marks on or in connection with all advertising, rental agreements, stationary, forms and any other materials designated by COMPANY, and in the manner prescribed by COMPANY, to give such notices of trade and service mark registrations and copyrights as COMPANY specifies and to obtain such fictitious or assumed name registrations as may be required under applicable law.

     C.   NOTIFICATION OF INFRINGEMENTS AND CLAIMS.

     FRANCHISEE shall immediately notify COMPANY of any apparent infringement of or challenge to FRANCHISEE'S use of any Mark. COMPANY shall have sole discretion to take such action as it deems appropriate and the right to exclusively control any litigation or proceeding arising out of any such infringement or

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challenge and FRANCHISEE agrees to render such assistance in connection therewith as COMPANY deems necessary or advisable.

     D.   INDEMNIFICATION OF FRANCHISEE.

     COMPANY agrees to indemnify FRANCHISEE against and to reimburse FRANCHISEE for all damages for which he is held liable in any proceeding arising out of his authorized use of any Mark pursuant to and in compliance with this Agreement and for all costs reasonably incurred by FRANCHISEE in such proceeding in which FRANCHISEE is named as a party, provided that FRANCHISEE has timely notified COMPANY of such claim or proceeding and has otherwise complied with this Agreement. If it becomes advisable at any time in COMPANY'S sole discretion for COMPANY and/or FRANCHISEE to modify or discontinue use of any Mark, and/or use one or more additional or substitute trade or service marks, FRANCHISEE agrees to comply with COMPANY's direction within a reasonable time after notice thereof. COMPANY will pay for FRANCHISEE's out of pocket expenses incurred in complying with such direction.

9.   KNOW-HOW.

     COMPANY possesses proprietary know-how comprising methods, techniques, specifications, procedures, information, systems and knowledge of and experience in the development and operation of RENT-A-WRECK businesses (the "Know-How"). COMPANY will disclose the Know-How to FRANCHISEE in the training program, the Operating Manual and in guidance furnished to FRANCHISEE during the term of the Franchise. FRANCHISEE acknowledges that the Know-How is proprietary and a trade secret of COMPANY and disclosed to FRANCHISEE solely for use by FRANCHISEE in the operation of the BUSINESS during the term of the Franchise.

     FRANCHISEE acknowledges that it would not be possible for COMPANY to protect its trade secrets against unauthorized use or disclosure if FRANCHISEE holds an interest in a business similar to the BUSINESS. FRANCHISEE therefore agrees that all employees of the BUSINESS shall execute COMPANY's then current form of confidentiality and non-competition agreement and FRANCHISEE, FRANCHISEE's general manager and FRANCHISEE's immediate family members and owners will not during the term of the Franchise have any interest as an owner, director, officer, employee, consultant, representative or agent, or in any other capacity, in any Competitive Business. As used in this Agreement, "Competitive Business" means any business or enterprise other than a RENT-A-WRECK or PRICELE$$ business that rents or leases automobiles, vans or trucks, or any other vehicles.

10.  RELATIONSHIP OF THE PARTIES/INDEMNIFICATION.

     The parties agree that this Agreement does not create a fiduciary relationship between them, that the parties are and shall be independent contractors and that nothing in this Agreement is intended to make either party a general or special agent, legal representative, subsidiary, joint-venturer, partner, employee or servant of the other for any purpose. COMPANY shall not be obligated for any damages to any person or property directly or indirectly arising out of the operation of the BUSINESS whether caused by FRANCHISEE's negligent or willful action or failure to act. COMPANY shall have no liability for any sales, use, excise, gross receipts, income, property or other taxes, whether levied upon FRANCHISEE, the BUSINESS or its assets, or upon COMPANY, in connection with the business conducted by FRANCHISEE, or any fees, contributions to other payments made by FRANCHISEE to COMPANY.

     FRANCHISEE shall indemnify, defend and hold COMPANY, its subsidiaries, affiliates, stockholders, directors, officers, employees, agents, successors and assignees harmless against any liability for any claims, actual and consequential damages, taxes, attorneys' fees and costs incurred in defending any claim against any of them, directly of indirectly arising out of the operation of the BUSINESS. The indemnities and assumptions of liabilities and obligations herein shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

11.  RECORDS AND REPORTS.

     A.   RECORDS.

     During the term of the Franchise, FRANCHISEE agrees, at his expense, to use the rental agreement numbering system assigned to him by COMPANY and the then current standard rental agreement specified by COMPANY, and to maintain at FRANCHISEE's principal office and preserve for three (3) years from the date of their preparation any and all rental agreements, records of Rental Vehicles and such other documents, supporting records and forms designated by COMPANY. COMPANY may require that specified information be compiled by FRANCHISEE in a computerized database. FRANCHISEE shall provide COMPANY on or before the tenth
(10th) day of each month with copies of each rental agreement entered into during the preceding calendar month. FRANCHISEE shall pay COMPANY a one hundred dollar ($100.00) fee for each rental agreement which is missing or which FRANCHISEE fails to provide to COMPANY as required herein.

     B.   REPORTS.

     FRANCHISEE shall furnish COMPANY on the tenth (10th) day of each month, in the form prescribed by COMPANY from time to time, a report signed and verified by FRANCHISEE (or, if a corporation or partnership, an officer or managing partner of FRANCHISEE), if such statements are prepared by FRANCHISEE's internal staff, or by a Certified Public Accountant, if such statements are prepared by a Certified Public Accountant, accurately reflecting each Rental Vehicle in the Fleet, the number of the rental agreements used, total Gross Revenues for the preceding month, weekly and/or monthly summaries of daily activity reports and such other data, information and supporting records as COMPANY from time to time requires. FRANCHISEE shall also furnish COMPANY semi-annual reports, in such form as specified by COMPANY, containing information including but not limited to that supplied in FRANCHISEE's monthly reports during the preceding six (6) months, and such other data, information and records as COMPANY may from time to time require. COMPANY may require that FRANCHISEE submit reports via e-mail or other computerized form and/or that COMPANY have access to FRANCHISEE's computer system to obtain such reportable information.

     C.   STANDARD CHART OF ACCOUNTS.

     FRANCHISEE shall establish a bookkeeping and accounting system which utilizes, without violation, COMPANY's then current standard chart of accounts. All bookkeeping and accounting records maintained by FRANCHISEE, all financial statements prepared by or for FRANCHISEE and all reports submitted by FRANCHISEE to COMPANY shall conform to COMPANY's then current standard chart of accounts as described in the Operating Manual. All such bookkeeping and accounting records and all financial statements, for such periods as may from time to time be prescribed in the Operating Manual, shall be maintained available for inspection by COMPANY during normal business hours.

12.  COMPANY'S RIGHT TO INSPECT AND AUDIT THE BUSINESS.

     To determine whether FRANCHISEE is complying with this Agreement, COMPANY shall have the right at any time during business hours, and without prior notice to FRANCHISEE, to inspect the BUSINESS, the Rental Vehicles in the Fleet, all records of the BUSINESS, whether hand-written, printed, computer-generated or electronic; and, FRANCHISEE shall allow COMPANY full and complete access to all computers and computer systems used in the BUSINESS. FRANCHISEE also agrees to allow COMPANY access to the federal, state and local income tax returns of FRANCHISEE and FRANCHISEE hereby waives any privilege pertaining thereto. FRANCHISEE shall fully cooperate with representatives of COMPANY making any such inspection and/or audit and shall permit representatives of COMPANY to take photographs, movies or video-tapes of the BUSINESS and to interview the employees of the BUSINESS. COMPANY shall bear the cost of all such inspection and audits, provided that if any such inspection or audit discloses that FRANCHISEE has failed to comply with any provision of this Agreement or the Operating Manual in a manner that would permit COMPANY to terminate this Agreement pursuant to Section 15 of this Agreement, in addition to al other remedies and rights available to COMPANY, the cost of such inspection and/or audit, including normal daily compensation, traveling expenses, room and board (not to exceed one thousand dollars ($1,000.00), shall be borne by FRANCHISEE. COMPANY's rights under this Section 12 shall apply only to the operation of the BUSINESS.

13.  ASSIGNMENT.

     A.   BY COMPANY.

     This Agreement and the Franchise is fully assignable by COMPANY and shall inure to the benefit of any assignee(s) or other legal successor(s) to the interest of COMPANY herein.

     B.   FRANCHISEE MAY ASSIGN WITH THE APPROVAL OF COMPANY.

     FRANCHISEE understands and acknowledges that the right and duties created by this Agreement are personal to FRANCHISEE or to its owner and that COMPANY has granted the Franchise in reliance upon the individual or collective character, skill, aptitude, attitude, business ability and financial capacity of FRANCHISEE or its owner. Therefore, the Franchise, the BUSINESS (or any interest therein) or any part or all of the ownership of FRANCHISEE may be assigned, sold, subdivided or otherwise transferred by FRANCHISEE or its owner only upon prior written approval of COMPANY, and any such assignment or transfer without such approval shall constitute a breach hereof and convey no rights to or interests in the Franchise of the BUSINESS.

     C.   CONDITIONS FOR APPROVAL OF ASSIGNMENT.

     If FRANCHISEE and its owners are in full compliance with this Agreement, COMPANY shall not unreasonably withhold its approval of an assignment, provided that the proposed assignee(s) are, in the opinion of COMPANY, individuals of good moral character who have sufficient business experience, aptitude and financial resources to own and operate the BUSINESS and otherwise meet COMPANY's then applicable standards for franchisees, and further provided that the following conditions are met prior to, or concurrently with, the effective date of the assignment:

          1. all obligations of FRANCHISEE and its owner incurred in connection with this Agreement have been assumed by the assignee;

          2. FRANCHISEE shall have paid such continuing franchise and service fees, advertising contributions and any other amounts owed to COMPANY or its affiliates, or to any other person or entity to which non-payment will affect the ongoing operations of the BUSINESS, which are then due and unpaid;

          3. the assignee agrees to complete the training program required of new franchisees;

          4. the assignee and its owner shall have executed and agreed to be bound by COMPANY's then current form of franchise agreement and such ancillary agreements as are then customarily used by COMPANY in the grant of franchises for RENT-A-WRECK businesses of COMPANY;

          5. FRANCHISEE or the assignee shall have paid a reasonable transfer fee to COMPANY in an amount equal to the transfer fee then being charged by COMPANY;

          6. COMPANY shall have approved the material terms and conditions of such assignment; and

          7. FRANCHISEE and its owner shall have executed a release of COMPANY of all possible liability to FRANCHISEE and its owner and a non-competition covenant in favor of COMPANY and the assignee, agreeing that for a period of not less than two (2) years, commencing on the effective date of the assignment, they will not have any interest as an owner, investor, partner, director, officer, employee, consultant, representative or agent, or in any other capacity, in any Competitive Business (as defined in Section 9) located within the Primary Service Area or within five miles of the border of the Primary Service Area.

     D.   DEATH OR DISABILITY OF FRANCHISEE.

     Upon the death or permanent disability of FRANCHISEE or a principal owner of FRANCHISEE, the executor, administrator, conservator or other personal representative of such person shall, within six (6) months from the date of death or disability, assign his interest in the Franchise and the BUSINESS or FRANCHISEE, to a third party approved by COMPANY subject to the conditions of
Section 13C of this Agreement.

     E.   COMPANY'S RIGHT OF FIRST REFUSAL.

     If FRANCHISEE or its owner(s) shall at any time determine to sell an interest in the BUSINESS or an ownership interest in FRANCHISEE, FRANCHISEE or its owner(s) shall obtain a bona fide, executed written offer and a reasonable earnest money deposit from a responsible and fully disclosed purchaser and shall submit an exact copy of such offer to COMPANY. COMPANY shall have the right, exercisable by written notice delivered to FRANCHISEE or its owners(s) within thirty (30) days from the date of delivery of an exact copy of such offer to COMPANY, to purchase such interest in the BUSINESS or such ownership interest in FRANCHISEE for the price and on the terms and conditions contained in such offer, provided that COMPANY may substitute cash for any form of payment proposed in such offer and shall have not less than thirty (30) days to prepare for closing. If the proposed assignment or franchise transfer includes assets of FRANCHISEE not strictly related to the BUSINESS, COMPANY shall not be required to purchase such other assets. If COMPANY does not exercise its right of first refusal, FRANCHISEE or its owner(s) may complete the sale to such purchaser pursuant to and on the terms of such offer, subject to COMPANY's approval of the purchaser as provided in Sections 13B and 13C, provided that if the sale to such purchaser is not completed within ninety (90) days after delivery of such offer to COMPANY, or if there is a material change in the terms of the sale, COMPANY shall again have the right of first refusal herein provided.

     F.   DELEGATION BY COMPANY.

     FRANCHISEE agrees that COMPANY shall have the right, from time to time, to delegate the performance of any portion or all of its obligations and duties under this Agreement to designees, whether the same are agents of COMPANY or independent contractors with which COMPANY has contracted to provide such services.

14.  TERMINATION OF THE FRANCHISE BY COMPANY.

     If FRANCHISEE (or FRANCHISEE's owners): (a) fails to secure premises for the BUSINESS as provided in Section 2A of this Agreement; (b) fails to develop the BUSINESS and have the BUSINESS open and operating within ninety (90) days of the date of this Agreement as provided in Section 2B of this Agreement; (c) fails to meet the Fleet requirements provided in Section 3 of this Agreement; or
(d) fails to satisfactorily complete the training program as provided in Section 5A of this Agreement, COMPANY shall have the right to terminate this Agreement, effective fifteen (15) days after delivery of notice of termination to FRANCHISEE.

     COMPANY shall have the further right to terminate this Agreement effective upon delivery of notice of termination of FRANCHISEE if FRANCHISEE (or FRANCHISEE's owners):

          (1) makes an assignment for the benefit of creditors;

          (2) makes a written admission of inability to pay debts or obligations as they become due;

          (3) files a voluntary petition in bankruptcy;

          (4) is adjudicated as bankrupt or insolvent;

          (5) files a petition or other pleading seeking reorganization, dissolution or any similar relief under any statute, law or regulation or admits or fails to immediately contest the material allegations of a petition or other pleading filed in any such proceeding;

          (6) seeks, consents to or acquiesces in the appointment of any trustee, receiver or liquidator of the BUSINESS or all or a substantial part of any of its assets, or fails to vacate the appointment of any trustee, receiver or liquidator for any such purpose within thirty (30) days of such appointment;

          (7) has made any material misrepresentation or omission in its application;

          (8) abandons or fails to actively operate the BUSINESS for a period of more than seven (7) consecutive days without the prior written consent of COMPANY;

          (9) attempts to transfer, or transfers control of all or any interest in the BUSINESS or Franchise or FRANCHISEE, without the prior written permission of COMPANY;

          (10) submits on three or more separate occasions during the term of this Agreement reports which understate the number of Rental Vehicles in the Fleet or Gross Revenues generated by the BUSINESS by more than ten percent (10%);

          (11) fails on two (2) or more separate occasions within any six (6) consecutive month period to submit when due, reports or other data, information or records, and/or to pay when due the continuing franchise and service fees, advertising contributions or other payments due to COMPANY, and/or otherwise fails to comply with this Agreement, whether or not such failures to comply are corrected after notice to them;

          (12) fails to maintain the insurance coverage required by Section 6E of this Agreement or experiences an excessive loss ratio which is disproportionate to industry standards applied on a regional basis in connection with any liability insurance program endorsed by COMPANY.

          (13) entered into a PRICELE$$ Franchise Agreement for substantially the same primary service area as the RENT-A-WRECK Primary Service Area and such PRICELE$$ Franchise Agreement is terminated or expires without renewal;

          (14) (i) is convicted of, pleads guilty to, or enters a plea of nolo contendere to any felony; or, (ii) is convicted of, pleads guilty to, or enters a plea of nolo contendere to any criminal offense related to the BUSINESS, other than minor traffic violations; or, (iii) is convicted of, pleads guilty to, or enters a plea of nolo contendere to any crime or commits any act, whether or not related to the BUSINESS that COMPANY determines, in its sole discretion, threatens the integrity or reputation of COMPANY, any of the Marks, the BUSINESS or other RENT-A-WRECK BUSINESSES; or

          (15) directly or indirectly maintains Rental Vehicles within the Primary Service Area on which no royalties are paid to COMPANY.

     COMPANY shall have the further right to terminate this Agreement without further notice, such termination effective immediately upon the expiration of any correction or cure period, if FRANCHISEE, its owners or the BUSINESS fails to comply with any other provision of this Agreement or any mandatory specification, standard or operating procedure prescribed by COMPANY and do not correct such failure within thirty (30) days after written notice of such failure to comply is delivered to them if a non-monetary matter is involved and fifteen (15) days after written notice if a monetary matter is involved, however, see (11) above which applies as specified therein.

15. RIGHTS OF COMPANY AND OBLIGATIONS OF FRANCHISEE UPON TERMINATION OR EXPIRATION OF THE FRANCHISE.

     A.   PAYMENT OF AMOUNTS OWED TO COMPANY.

     Within fifteen (15) days after the effective date of termination or expiration of the Franchise, FRANCHISEE agrees to pay to COMPANY any unpaid continuing franchise fees, advertising contributions, interest due COMPANY on any of the foregoing and all other amounts owed to COMPANY or its affiliates, whether such obligations were incurred under this Agreement or otherwise in the conduct of the BUSINESS, and pay other franchisees of COMPANY or any other person or entity any monies owed to them incurred in connection with the operation of the BUSINESS (i.e., phone bills, rent).

     B.   DE-IDENTIFICATION.

     FRANCHISEE agrees that after the termination or expiration of the Franchise he will immediately:

          1. return to COMPANY all copies of the Operating Manual and other items or materials which have been loaned or furnished without charge by COMPANY;

          2. take such action as may be required to cancel all fictitious or assumed name or equivalent registrations relating to his use of any Mark;

          3. remove from the Premises or take down all signs, sign-faces, advertising materials, forms, invoices and other materials containing any Mark or otherwise identifying or relating to the BUSINESS, unless COMPANY exercises its option to purchase under Section 15C.

          4. notify the telephone company and all listing agencies of the termination or expiration of FRANCHISEE's right to use any telephone number and any regular, classified or other telephone directory listings associated with any Mark and to authorize transfer of same to or at the direction of COMPANY. FRANCHISEE acknowledges that as between COMPANY and FRANCHISEE, COMPANY has the sole rights to and interest in all telephone numbers and directory listings associated with any Mark and FRANCHISEE authorizes COMPANY and any officer of COMPANY as his attorney-in-fact, to direct the telephone company and all listing agencies to transfer same to COMPANY under the Telephone Numbers and Listings Assignment signed concurrently with the Franchise Agreement. At COMPANY's direction, should FRANCHISEE fail to do so, the telephone company and all listing agencies may accept such direction or this Agreement as conclusive proof of the exclusive rights of COMPANY in such telephone numbers and directory listing and its authority to direct their transfer, and take such other actions or execute such other documents, including but not limited to execution of COMPANY's telephone number transfer form, as may be necessary or as COMPANY requests;

          5. not directly or indirectly at any time or in any manner identify himself or any business as a current or former RENT-A-WRECK business, or as a franchisee, licensee or dealer of or as otherwise associated with COMPANY, or use any Mark, any colorable imitation thereof or other indicia of a RENT-A-WRECK business in any manner or for any purpose, or utilize for any purpose any trade name, trade or service mark or other commercial symbol that suggests or indicates a connection or association with COMPANY or use any of COMPANY's trade secrets, forms, slogans, signs, symbols, devices or materials that indicate an association with COMPANY or that is or was used by COMPANY and/or other RENT-A-WRECK businesses;

          6. take any actions necessary to effectuate the transfer to whomever COMPANY directs or to attempts to cancel or terminate, all at COMPANY's sole election, any and all of the licenses, agreements and permits, which were used in conjunction with the BUSINESS; and

          7. furnish to COMPANY within thirty (30) days after the effective date of termination or expiration evidence satisfactory to COMPANY of FRANCHISEE's compliance with the foregoing obligations.

     C.   COVENANT NOT TO COMPETE.

     FRANCHISEE agrees that upon termination of the Franchise prior to its expiration, for a period of two (2) years, commencing on the effective date of termination, or the date on which FRANCHISEE ceases to conduct the business conducted pursuant to this Agreement, whichever is later, FRANCHISEE, its general manager and FRANCHISEE's immediate family members and owners will not have any interest as an owner, partner, director, officer, employee, consultant, representative or agent, or in any other capacity, in any Competitive Business (as defined in Section 9) located within the Primary Service Area or within five miles of the border of the Primary Service Area.

     D.   CONTINUING OBLIGATIONS

     All obligations of COMPANY and FRANCHISEE which expressly or by their nature survive the expiration or termination of this Agreement shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

16.  ENFORCEMENT

     A.   SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS

     Each section, paragraph, term and provision of this Agreement shall be considered severable and if any such portion of this Agreement is held to be invalid, contrary to, or in conflict with any applicable present or future law or regulation, it shall not have any effect upon such other portions of this Agreement as may remain otherwise intelligible. If any applicable and binding law or rule of any jurisdiction requires a greater prior notice of the termination of this Agreement or refusal to grant a Renewal Franchise than is required hereunder, or the taking of some other action not required hereunder or any provision of this Agreement or any specification, standard or operating procedure prescribed by COMPANY is invalid or unenforceable, the prior notice and/or other action required by such law or rule shall be substituted for the comparable provisions hereof, and COMPANY shall have the right to modify such invalid or unenforceable provision, specification, standard or operating procedure to the extent required to be valid and enforceable. FRANCHISEE agrees to be bound by any such modification to this Agreement.

     B.   WAIVER OF OBLIGATIONS

     COMPANY and FRANCHISEE may by written instrument unilaterally waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice thereof to the other, but this Agreement may not be otherwise modified except by written agreement signed by both parties. COMPANY and FRANCHISEE shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement by virtue of any custom or practice of the parties at variance with the terms hereof; any failure, refusal or neglect of COMPANY or FRANCHISEE to exercise any right under this Agreement or to insist upon exact compliance by the other with its obligations hereunder; any waiver, forbearance, delay, failure or omission by COMPANY to exercise any right, power or option with respect to any other RENT-A-WRECK business(es); or the acceptance by COMPANY of any payments due from FRANCHISEE after any breach of this Agreement.

     C.   FRANCHISEE MAY NOT WITHHOLD PAYMENTS.

     FRANCHISEE agrees that he will not, on grounds of the alleged nonperformance by COMPANY of any of its obligations hereunder, withhold payment of any continuing franchise and service fees, advertising contributions or any other amounts due COMPANY or its affiliates.

     D.   COSTS AND ATTORNEYS' FEES.

     If a claim for amounts owed by FRANCHISEE to COMPANY or its affiliates is asserted in any legal proceeding before a court or arbitrator, or if COMPANY or FRANCHISEE is required to enforce this Agreement in a judicial or arbitration proceeding, the party prevailing in such proceeding shall be entitled to reimbursement of its costs and expenses, including but not limited to attorneys' and accountants' fees.

     E.   GOVERNING LAW/CONSENT TO JURISDICTION

     Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. Sections 1051 et seq.), this Agreement and the franchise shall be governed by the laws of the State of Maryland. FRANCHISEE agrees that COMPANY may institute any action against FRANCHISEE in any state or federal court of general jurisdiction in the State of Maryland and FRANCHISEE irrevocably submits to the jurisdiction of such court and waives any objection he may have to the jurisdiction or venue of such court.

     F.   ARBITRATION.

     Except for controversies, disputes or claims related to or based on FRANCHISEE'S use of the Marks after this Agreement expires or terminates, all controversies, disputes or claims between COMPANY and its shareholders, officers, directors, agents and employees and FRANCHISEE (its owners, guarantors, affiliates and employees, if applicable) arising out of or related to:

          1. this Agreement or any other agreement between FRANCHISEE and COMPANY or any provision of any of these agreements;

          2. COMPANY's relationship with FRANCHISEE;

          3. the validity of this Agreement or any other agreement between COMPANY and FRANCHISEE or any provision of any of these agreements; or

          4. any System Standards relating to establishing or operating the BUSINESS;

must be submitted for arbitration, on demand of either party, to the Baltimore, Maryland office of the American Arbitration Association. The arbitration proceedings will be conducted at the American Arbitration Association office and, except as this Agreement otherwise provides, heard by one arbitrator according to the then current commercial arbitration rules of the American Arbitration Association. All matters relating to arbitration will be governed by the Federal Arbitration Act (9 U.S.C. ss.ss. 1 et seq.) and not by any state arbitration law.

     Notwithstanding the above paragraph, the obligation to arbitrate shall not be binding on COMPANY in claims for the collection of monies due to COMPANY from FRANCHISEE if the amount claimed by COMPANY is less than ten thousand dollars ($10,000).

     The arbitrator has the right to award or include in his or her award any relief which he or she deems proper in the circumstances, including, without limitation, money damages (with interest on unpaid amounts from the date due), specific performance, injunctive relief and attorneys' fees and costs, provided that the arbitrator may not declare any Mark generic or otherwise invalid or, except as Subsection G below otherwise provides, award exemplary or punitive damages. The arbitrator's award and decision are conclusive and binding upon all parties, and judgment upon the award may be entered in any court of competent jurisdiction.

     COMPANY and FRANCHISEE agree to be bound by the provisions of any limitation on the period of time in which claims must be brought under applicable law or this Agreement, whichever expires earlier. COMPANY and FRANCHISEE further agree that, in any arbitration proceeding, each must submit or file any claim which would constitute a compulsory counterclaim (as defined by Rule 13 of the Federal Rules of Civil Procedure) within the same proceeding as the claim to which it relates. Any claim which is not submitted or filed as required is forever barred.

     COMPANY and FRANCHISEE agree that arbitration will be conducted on an individual, not a class-wide, basis, and that an arbitration proceeding between COMPANY and its shareholders, officers, directors, agents and employees and FRANCHISEE (and/or FRANCHISEE's owners, guarantors, affiliates and employees, if applicable) may not be consolidated with any other arbitration proceeding between COMPANY and any other person, corporation, limited liability entity or partnership.

     Despite COMPANY's agreement to arbitrate, COMPANY and FRANCHISEE each have the right in a proper case to seek temporary restraining orders and temporary or preliminary injunctive relief from a court of competent jurisdiction; provided, however, that COMPANY and FRANCHISEE must contemporaneously submit COMPANY's dispute for arbitration on the merits as provided in this Subsection.

     The provisions of this Subsection are intended to benefit and bind certain third party non-signatories and will continue in full force and effect subsequent to and notwithstanding this Agreement's expiration or termination.

     G.   WAIVER OF PUNITIVE DAMAGES AND JURY TRIAL

     Except for claims COMPANY may bring against FRANCHISEE for his unauthorized use of the Marks or unauthorized use or disclosure of any confidential information, COMPANY and FRANCHISEE and their respective owners waive to the fullest extent the law permits any right to or claim for any punitive or exemplary damages against the other and agree that, in the event of a dispute between COMPANY and FRANCHISEE, the party making a claims will be limited to equitable relief and recovery of any actual damages its sustains. However, if FRANCHISEE is required to indemnify COMPANY for any claim or liability under
Section 10, FRANCHISEE shall indemnify COMPANY for the full amount of any such claim or liability, including any punitive damages.

     COMPANY and FRANCHISEE irrevocably waive trial by jury in any action, proceeding or counterclaim, whether at law or in equity, brought by either of them.

     H.   BINDING EFFECT.

     This Agreement is binding upon COMPANY and FRANCHISEE and their respective executors, administrators, heirs, beneficiaries, assigns and successors in interest and may not be modified except by a written agreement signed by both COMPANY and FRANCHISEE.

     I.   LIMITATIONS OF CLAIMS.

     Except for claims arising from FRANCHISEE's non-payment or underpayment of amounts FRANCHISEE owes COMPANY under this Agreement or otherwise, any and all claims arising out of or relating to this Agreement or COMPANY's relationship with FRANCHISEE will be barred unless a judicial or arbitration proceeding is commenced within twelve (12) months from the date on which the party asserting the claim knew or should have known of the facts giving rise to the claims.

     J.   CONSTRUCTION.

     The preambles and exhibits(s) are a part of this Agreement, which constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between COMPANY and FRANCHISEE relating to the subject matter of this Agreement. The term "FRANCHISEE" as used herein is applicable to one or more persons, a corporation or a partnership and the singular usage includes the plural and the masculine and neuter usages include the other and the feminine. If two or more persons are at any time FRANCHISEE hereunder, their obligations and liabilities to COMPANY shall be joint and several. References to "FRANCHISEE" and "assignee" which are applicable to an individual or individuals shall mean the principal owner or owners of the equity or operating control of FRANCHISEE or the assignee and the general manager(s) of the FRANCHISEE or the assignee, if FRANCHISEE is a corporation or partnership.

17.  NOTICES AND PAYMENTS.

     All written notices and reports permitted or required to be delivered by this Agreement or the operating manual shall be deemed so delivered at the time delivered by hand, one (1) business day after sending by overnight delivery service or electronic system or two (2) business days after placed in the mail by Registered or Certified Mail, Return Receipt Requested, postage prepaid and addressed to the party to be notified at its current principal business address. All payments and reports required by this Agreement shall be directed to COMPANY at the address notified to FRANCHISEE from time to time. Any required payment or report not actually received by COMPANY during regular business hours on the date due and not postmarked by postal authorities at least two (2) days prior thereto, shall be deemed delinquent.

     IN WITNESS WHEREOF the parties hereto have executed, sealed and delivered this Agreement in multiple originals on the day and year first above written.

COMPANY                                     FRANCHISEE

BUNDY AMERICAN CORPORATION, a               If an Individual
Maryland corporation
                                            _____________________, an individual

By:___________________________

Title:________________________              By:___________________________

Date:_________________________              Date:_________________________


                                            If a corporation:

                                            ______________________________

                                            a ______________________ corporation



                                            By:___________________________

                                            Title:________________________

                                            Date:_________________________


                                            By:___________________________

                                            Title:________________________

                                            Date:_________________________


                                            If a partnership:

                                            ______________________________

                                            a ______________________ partnership


                                            By:___________________________

                                            Title:________________________

                                            Date:_________________________


                                            By:___________________________

                                            Title:________________________

                                            Date:_________________________

                                EXHIBIT A TO THE
                        RENT-A-WRECK FRANCHISE AGREEMENT
                    BY AND BETWEEN BUNDY AMERICAN CORPORATION
                         AND ___________________________
                          DATED: _______________, ____

                                 AGREEMENT TERMS

1. Premises. The Premises referred to in Section 1B of the above captioned agreement shall be located at and only at the following address or such other address(es) as are approved in writing by COMPANY:

________________________________________________________________________________

________________________________________________________________________________

2. Primary Service Area. The Primary Service Area referred to in Section 1B of the above captioned agreement shall be all of the area located within:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

3.   Fleet. The minimum number of Rental Vehicles in the Fleet referred to
Section 3C of the above-captioned agreement throughout the following period shall be:

     Time Period                              Number of Rental Vehicles

     One or before the last month
     of the first Agreement Year              _____________________ (____)

     One or before the last month
     of the second Agreement Year             _____________________ (____)

     One or before the last month
     of the third Agreement Year              _____________________ (____)

At no time after the end of the third Agreement Year shall there be less than _____________________ (____) Rental Vehicles in the Fleet.

4. Initial Franchise Fee: The initial franchise fee referred to in Section 4A of the above-captioned agreement shall be _____________________ Dollars ($_____________________).

5. Minimum Fee. The Minimum Fee referred to in Section 4B(2) of the above-captioned agreement shall be as follows:

Agreement Year                              Minimum Fee
--------------                              -----------

First (1st)                                 _____________________
Second (2nd)                                _____________________
Third (3rd)                                 _____________________

     After the end of the third (3rd) Agreement Year, the annual Minimum Fee shall be _____________________ Dollars ($_____________________).

6. General Manager(s). The initial manager(s) referred to in Section 6D of the above-captioned agreement shall be:

          NAME                     ADDRESS                       TITLE
          ----                     -------                       -----

COMPANY                                     FRANCHISEE

BUNDY AMERICAN CORPORATION, a               If an Individual
Maryland corporation
                                            _____________________, an individual

By:___________________________

Title:________________________              By:___________________________

Date:_________________________              Date:_________________________


                                            If a corporation:

                                            ______________________________

                                            a ______________________ corporation



                                            By:___________________________

                                            Title:________________________

                                            Date:_________________________


                                            By:___________________________

                                            Title:________________________

                                            Date:_________________________


                                            If a partnership:

                                            ______________________________

                                            a ______________________ partnership


                                            By:___________________________

                                            Title:________________________

                                            Date:_________________________


                                            By:___________________________

                                            Title:________________________

                                            Date:_________________________

                                EXHIBIT B TO THE
                        RENT-A-WRECK FRANCHISE AGREEMENT
                    BY AND BETWEEN BUNDY AMERICAN CORPORATION
                         AND ___________________________
                          DATED: _______________, ____

                                  ASSIGNMENT OF
                         TELEPHONE NUMBERS AND LISTINGS

     In accordance with the terms of the RENT-A-WRECK Franchise Agreement between ___________________________________ ("FRANCHISEE") and Bundy American
Corporation, a Maryland corporation ("COMPANY"), executed concurrently with this Assignment, under which COMPANY granted FRANCHISEE the right to own and operate a RENT-A-WRECK business located at ___________________________________ (the
"BUSINESS"), FRANCHISEE, for value received, hereby assigns to COMPANY, all of FRANCHISEE's right, title and interest in and to those certain telephone numbers and regular, classified or other telephone directory listings (collectively, the "Telephone Numbers and Listings") associated with COMPANY's trade and service marks and used from time to time in connection with the operation of the BUSINESS. This assignment is for collateral purposes only and, except as specified herein, COMPANY shall have no liability or obligation of any kind whatsoever arising from or in connection with this Assignment unless COMPANY shall notify the telephone company and all listing agencies (collectively, the "Telephone Company") pursuant to the terms hereof to effectuate the assignment.

     Upon termination or expiration of the Franchise Agreement (without renewal or extension), COMPANY shall have the right and is hereby empowered to effectuate the assignment of the Telephone Numbers and Listings, and, in such event, FRANCHISEE shall have no further right, title or interest in the Telephone Numbers and Listings and shall remain liable to the Telephone Company for all past due fees owing to the Telephone Company on or before the effective date of the assignment hereunder.

     FRANCHISEE agrees and acknowledges that as between COMPANY and FRANCHISEE, upon termination or expiration of the Franchise Agreement, COMPANY shall have the sole right to and interest in the Telephone Numbers and Listings, and FRANCHISEE appoints COMPANY as FRANCHISEE's true and lawful attorney-in-fact to direct the Telephone Company to assign same to COMPANY, and execute such documents and take such actions as may be necessary to effectuate the assignment. Upon such event, FRANCHISEE shall immediately notify the Telephone Company to assign the Telephone Numbers and Listings to COMPANY. If FRANCHISEE fails to promptly direct the Telephone Company to assign the Telephone Numbers and Listings to COMPANY, COMPANY shall direct the Telephone Company to effectuate the assignment contemplated hereunder to COMPANY. The parties agree that the Telephone Company may accept COMPANY's written direction or this Assignment as conclusive proof of COMPANY's exclusive rights in and to the Telephone Numbers and Listings upon such termination or expiration. The parties further agree that if the Telephone Company requires that the parties execute the Telephone Company's assignment forms or other documentation at the time of termination or expiration, COMPANY's execution of such forms or documentation shall effectuate FRANCHISEE's consent and agreement to the assignment. The parties agree that at any time after the date hereof, they will perform such acts and execute and deliver such documents as may be necessary to assist in or accomplish the assignment described herein upon termination or expiration of the Franchise Agreement.

                                             ASSIGNOR

___________________________________          ___________________________________
Date:                                        (FRANCHISEE)


                                             ___________________________________

                                             ___________________________________


                                             ASSIGNEE:

                                             BUNDY AMERICAN CORPORATION


                                             By:________________________________

                                                Its:____________________________


APPROVED AND ACCEPTED BY:


___________________________________
(Telephone Company Authorized
Representative)


___________________________________
(Name of Telephone Company)

                              OWNER'S GUARANTY AND
                     ASSUMPTION OF FRANCHISEE'S OBLIGATIONS

     This Guaranty must be signed by the principal owners ("Guarantor(s)") of ___________________________________ ("FRANCHISEE") under the foregoing
RENT-A-WRECK Franchise Agreement (the "Agreement").

     In consideration of and as an inducement to the execution of the Agreement by Bundy American Corporation ("COMPANY") each Guarantor signing this Guaranty hereby personally and unconditionally: (A) guarantees to COMPANY and COMPANY's successors and assigns that FRANCHISEE will punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement; and (B) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement.

     Each Guarantor waives: (1) acceptance and notice of acceptance by COMPANY of Guarantor's obligations under this Guaranty; (2) notice of demand for payment of any indebtedness or nonperformance of any obligation guaranteed by Guarantor;
(3) protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations guaranteed by Guarantor; (4) any right Guarantor may have to require that an action be brought against FRANCHISEE or any other person as condition of Guarantor's liability; (5) all rights to payment and claims for reimbursement or subrogation which any of the undersigned Guarantor may have against FRANCHISEE arising as a result of the execution of and performance under this Guaranty by Guarantor; and (6) all other notices and legal or equitable defenses to which Guarantor may be entitled in Guarantor's capacity as guarantor(s).

     Each Guarantor consents and agrees that: (a) Guarantor's direct and immediate liability under this Guaranty shall be joint and several; (b) Guarantor will make any payment or render any performance required under the Agreement upon demand if FRANCHISEE fails or refuses punctually to do so; (c) Guarantor's liability will not be contingent or conditioned upon COMPANY's pursuit of any remedies against FRANCHISEE or any other person; (d) Guarantor's liability will not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which COMPANY may from time to time grant to FRANCHISEE or to any other person, including, for example, the acceptance of any partial payment or performance or the compromise or release of any claims and no such indulgence shall in any way modify or amend this Guaranty; and (e) this Guaranty will continue and be irrevocable during the term of the Agreement and, if required by the Agreement, after its termination or expiration.

     Each Guarantor now executes and delivers this Guaranty as of the execution of the Agreement.

                                                              PERCENTAGE OF
GUARANTOR(S)                                             OWNERSHIP IN FRANCHISEE

___________________________________                             _______%

___________________________________                             _______%

___________________________________                             _______%